Attorney Docket No.:

ASSIGNMENT
(NON-PROVISIONAL PATENT APPLICATION)

WHEREAS, we, (“ASSIGNORS”):

Inventor                                                Citizenship                                        Address

Richard Keith STOBART	GB/GB.	19 Wasdale Close, West Bridgeford NG2 6RG (GB)

Mudalige WEERASINGHE	LK/GB	7 Longmarch View, Sutton at Hone, Dartford, Kent DA4 9DZ (GB)

Applicant

The University of Sussex	GB/GB	Sussex House, Falmer, Brighton BN 1 9RH (GB)

having invented a certain new and useful invention entitled:

VEHICLE POWER SUPPLY SYSTEM

for which an International Patent Application has been filed on 25 September 2006 under International Patent Application No. PCT/GB2007/003644;

AND WHERAS, (“ASSIGNEE”):

Clean Power Technologies, Inc, a Nevada Corporation, is desirous of requiring the entire right, title and interest in and to the invention throughout the United States and the world, and all right, title and interest in, to an under any and all Letters Patent of the United States and all countries throughout the world;

for good and valuable consideration, the full receipt and sufficiency of which are hereby acknowledged, ASSIGNORS, intending to be legally bound, do hereby:

SELL, ASSIGN, TRANSFER and CONVEY to ASSIGNEE the whole and entire right, title and interest for the United States and its possessions and territories and all foreign countries in and to the invention which is disclosed in the above-identified patent application, and, in and to any all patent applications related thereto including, but not limited to, all provisionals, non-provisionals, divisional, continuations, continuations-in-part, substitutes, reexaminations, reissues and all other applications for patent which have been or shall be filed in the United States and all foreign countries on the invention; all original, reissued and reexamined patents and extensions thereof which have been or shall be issued in the United States and all foreign countries on the invention to the full end of the term or terms for which the patent(s) may be granted, as fully and entirely as the same would have been held by the undersigned ASSIGNORS has this Assignment not been made; and specifically including all rights of priority created by the above patent application under any treaty, convention or law relating thereto;

AUTHORIZE and REQUEST the issuing authority to issue any and all United States and foreign patents granted on the invention to ASSIGNEE;

WARRANT and REPRESENT that no assignment, grant, mortgage, license or other agreement affecting the rights and property herein conveyed has been or will be made to others by ASSIGNORS, and that the full right to convey the same as herein expressed is possessed by ASSIGNORS;

AGREE and UNDERTAKE, when requested and at the expense of ASSIGNEE, to carry out in good faith the intent and purpose of this Assignment, ASSIGNORS will execute all non-provisionals, divisional, continuations, continuations-in-part, substitutes, reexaminations, reissues, and all other patent applications on the invention; execute all lawful oaths, declarations, assignments, powers of attorney and other papers; communicate to ASSIGNEE all facts known to ASSIGNORS relating to the invention and the history thereof; and generally do everything possible which ASSIGNEE shall consider desirable for vesting title to the invention in ASSIGNEE, and for securing, maintaining and enforcing proper patent protection for the invention; all without further compensation to ASSIGNORS;

AGREE to hold in trust, keep confidential, not make use of, and not disclose or reveal to any third party said invention, without ASSIGNEE’S prior written consent.

TO BE BINDING on the heirs, assigns, representatives and successors of ASSIGNORS and extending to the successors, assigns, and nominees of ASSIGNEE.

March 13, 2009                                                                                                                      /s/ Richard Keith STOBART
  Date                                                                                                     Richard Keith STOBART

March 13, 2009                                                                                              /s/ Mudalige WEERASINGHE
   Date                                                                                                    Mudalige WEERASINGHE

    March 13, 2009                                                                                                                     The University of Sussex
     Date                                                                                                       /s/Dr. Ian M. Carter
                           Title:  Director of Research and Enterprise

NOTARIAL SEAL

Before me, this ____ day of March, 2009, personally appeared Richard Keith STOBART known to be the person who is described in and who executed the above Assignment, and he/she acknowledged to me that he/she executed the same of his/her own free will for the purposes therein set forth.

________________________________
Notary Public

My Commission Expires:

NOTARIAL SEAL                                                                :

Before me, this _____ day of March, 2009 , personally appeared Mudalige WEERASINGHE known to be the person who is described in and who executed the above Assignment, and he/she acknowledged to me he/she executed the same of his/her own free will for the purpose therein set forth.

_________________________________
Notary Public

My Commission Expires:

NOTARIAL SEAL                                                                :

Before me, this _____ day of March, 2009 , personally appeared  _____________________, known to be the person who is described in and who executed the above Assignment, and a duly authorized representative of The University of Sussex, and he/she acknowledged to me he/she is such an authorized representative of The University of Sussex and executed the same of his/her own free will on behalf of The University of Sussex for the purpose therein set forth.

_________________________________
Notary Public

My Commission Expires: